EXHIBIT 10.14



                                                                  CONFORMED COPY


                           AMENDMENT NO. 1 AND WAIVER


         AMENDMENT No. 1 and WAIVER ("THIS AMENDMENT") dated as of January 28, 2002 relating to the Second Amended and Restated Revolving Credit Agreement dated as of May 25, 2001 (as the same has heretofore been or may hereafter be amended from time to time, the "CREDIT AGREEMENT") among FOSTER WHEELER LLC, FOSTER WHEELER USA CORPORATION, FOSTER WHEELER ENERGY INTERNATIONAL, FOSTER WHEELER ENERGY CORPORATION, the Guarantors signatory thereto, the Lenders signatory thereto, Bank of America, N.A., as Administrative Agent, FIRST UNION NATIONAL BANK, as Syndication Agent, and ABN AMRO BANK N.V., as Documentation Agent, arranged by BANC OF AMERICA SECURITIES LLC, as Lead Arranger and Book Manager, and ABN AMRO BANK N.V., FIRST UNION CAPITAL MARKETS, GREENWICH NATWEST STRUCTURED FINANCE INC. and TORONTO DOMINION BANK, as Arrangers.

         The parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         (b) The following additional terms have the following meanings:

                   "SPECIAL CHARGE" means, collectively, the special charges listed on Schedule A hereto and communicated in writing to the Lenders on January 18, 2002.

                   "WAIVER PERIOD" means the period commencing on December 28, 2001 and ending on the earliest of (i) 12:00 Noon (New York City time) on April 15, 2002, (ii) the date on which any of the conditions specified in Section 2(d) ceases to be met and (iii) the date on which the Waiver Period is terminated pursuant to Section 2(e).

         SECTION 2. LIMITED WAIVER. (a) During the Waiver Period, the Required Lenders hereby waive compliance by the Company with Sections 6.01(a), 6.01(b) and 6.04 of the Credit Agreement, and any Event of Default or Potential Default arising from its failure to comply with such Sections, but solely to the extent such failure to comply is due to the Special Charge.

         (b) During the Waiver Period, the Required Lenders hereby waive compliance by the Company with Sections 5.01(a) and 5.01(c) of the Credit Agreement and any Event of Default or Potential Default arising from its failure to comply with such Sections.

         (c) During the Waiver Period, the Required Lenders hereby waive as a condition to issuance of a Performance Letter of Credit under the Credit Agreement the requirement in Section 4.02(b) of the Credit Agreement that the representation and warranty in Section 3.08 of the Credit Agreement be true and correct, but solely to the extent the inaccuracy thereof is by reason of matters disclosed to the Lenders in writing prior to the Amendment Effective Date (as defined below).

         (d) The waivers granted pursuant to subsections (a), (b) and (c) above are subject to the conditions that, and the Company hereby agrees that, on and after the Amendment Effective Date and for so longer thereafter as such waivers remain in effect:

                   (i) neither the Company nor any of its Subsidiaries shall incur any Indebtedness which is, or procure the issuance of any letter of credit the reimbursement obligation in respect of which would be, Guaranteed by or otherwise considered Indebtedness of any Credit Party or any of their respective domestic Subsidiaries (collectively, the "RESTRICTED ENTITIES"), other than Performance Letters of Credit issued pursuant to the Credit Agreement; PROVIDED, however, that Parent may guarantee performance bonds or performance letters of credit of any Subsidiary other than a Restricted Entity;

                   (ii) none of the Borrowers shall borrow any Loan or request the issuance of any Letter of Credit pursuant to the Credit Agreement other than Performance Letters of Credit;

                   (iii) simultaneously with or prior to the issuance of any Performance Letter of Credit under the Credit Agreement, the Company shall Cash Collateralize the full amount of such Performance Letter of Credit in accordance with the Credit Agreement;


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

                   (iv) no Restricted Entity shall incur any Lien securing Indebtedness, any letter of credit or any amounts payable in respect of the Perryville Lease Agreement (as defined below) or the Receivables Securitization (as defined below), except as contemplated by (iii) above;

                   (v) no Restricted Entity shall make any Investment in any Special Purpose Subsidiary;

                   (vi) the aggregate cash balances in all bank accounts maintained by the Restricted Entities with any depositary institution which is not a Lender shall not at any time exceed $1,000,000; and

                   (vii) neither the Company nor any of its Subsidiaries will make any payment of principal of any Indebtedness of any Restricted Entity other than Loans.

         (e) If any of the events or conditions specified in clauses (i), (ii),
(iii) and (iv) below shall occur, the Required Lenders may terminate the Waiver Period at their option by notice to the Company, such termination to be effective immediately upon the giving of such notice. The events and conditions referred to in the preceding sentence are:

                   (i) the Company shall not have delivered to the Lenders by January 30, 2002, its business plan (as well as a commentary on the proposed execution of such business plan), which shall include financial projections (including income statement, balance sheet, cash flow and other data), project backlog and other data by business unit on a quarterly basis for fiscal year 2002 and on an annual basis for fiscal year 2003;

                   (ii) the Company shall not have delivered to the Lenders prior to or on the date of the meeting of Lenders referred to below, its business plan, which shall include financial projections (including income statement, balance sheet, cash flow and other data), project backlog and other data by business unit on an annual basis for fiscal years 2004 and 2005, and convened by March 1, 2002, a meeting of Lenders at which meeting it shall review and respond to questions concerning its business plan and propose the terms of a permanent amendment to the Credit Agreement;

                   (iii) the Company or any Subsidiary shall fail to make one or more payments in respect of any Indebtedness when due (without giving effect to any applicable grace period), or any event or condition shall occur which results in

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         the acceleration of the maturity of any Indebtedness or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of such Indebtedness or any person acting on such holder's behalf to accelerate the maturity thereof; or

                   (iv) the Company shall have suffered there to be any reduction in the amount of financing available to it and/or its Subsidiaries under, or any default under or in connection with, or any other event or condition which would permit a reduction in the amount of financing available under, either (x) the $37,000,000 Participation Agreement and Loan Facility dated as of December 16, 1994 among National Westminster Bank plc, the other lenders named therein and Perryville III Trust (the "PERRYVILLE LEASE AGREEMENT") or (y) the Receivables Purchase Agreement among Foster Wheeler Funding Corporation, Foster Wheeler Capital & Finance Corporation, Market Street Funding Corporation and PNC Bank, National Association dated as of September 25, 1998 (the "RECEIVABLES SECURITIZATION"), each as amended prior to the Amendment Effective Date; PROVIDED, however, that the Company may reduce the amount of financing available under the Perryville Lease Agreement, but only to the extent ratably equivalent to the reduction in outstanding unsecured exposure under the Credit Agreement by virtue of expiration of Letters of Credit (or payment of principal) during the Waiver Period.

The Company shall forthwith notify the Lenders of any event or condition described above of which it has knowledge.

         (f) The Company acknowledges that, upon formal approval by its Board of Directors of the Special Charge, one or more Events of Default would exist but for the waiver granted pursuant to subsection (a) above.

         (g) Each of the waivers granted pursuant to subsections (a), (b) and
(c) above shall be limited precisely as written, shall not constitute a waiver of compliance with, or an Event of Default or Potential Default arising under, any provision of the Credit Agreement except those specified above and shall not constitute a waiver of compliance with, or an Event of Default or Potential Default under, such specified Sections at any time after such waiver ceases to be effective. Each such waiver shall cease to be effective at the earliest of
(i) 12:00 Noon (New York City time) on April 15, 2002, (ii) the time any condition specified in subsection (d) ceases to be met and (iii) the time the Waiver Period is terminated pursuant to subsection (e).

         SECTION 3. CERTAIN AMENDMENTS TO CREDIT AGREEMENT. (a) Section 5.01(f)(i) of the Credit Agreement is amended (i) by deleting the first proviso


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thereunder and (ii) by changing each reference to "10" in the second proviso thereunder to "two";

         (b) Section 6.11(iv) of the Credit Agreement is amended by deleting clause (x) thereunder; and

         (c) Section 7.01(d) of the Credit Agreement is amended by restating it in its entirety as follows:

         (d) Any Borrower shall default in the performance or observance of any covenant contained in Article VI hereof.

         SECTION 4. COOPERATION. The Company shall use its best efforts to give Ernst & Young Corporate Finance LLC access to such information and personnel as may be necessary or requested by them in completing the services contemplated by their engagement letter.

         SECTION 5. REPRESENTATIONS OF THE COMPANY. The Company represents and warrants that (i) subject in the case of Section 3.08 to matters disclosed in writing to the Lenders prior to the Amendment Effective Date, the representations and warranties of the Company set forth in Article 3 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Event of Default or Potential Default will have occurred and be continuing on such date, in each case after giving effect to this Amendment.

         SECTION 6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 8. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the date when the following conditions are met (the "AMENDMENT EFFECTIVE DATE"):

                   (a) the Administrative Agent shall have received from each of the Borrowers and the Guarantors and Lenders comprising the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;


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

                   (b) the Administrative Agent shall have received evidence satisfactory to it of the payment by the Company of all fees and expenses owed by it to Ernst & Young Corporate Finance LLC and Peterson Consulting for which invoices have theretofore been rendered;

                   (c) the Administrative Agent shall have received an amendment fee for the account of each Lender from which the Administrative Agent shall have received a signed counterpart hereof (or satisfactory confirmation of its signing a counterpart hereof) not later than the date of satisfaction of the condition in clause (a) in an amount equal to 0.25% of such Lender's Commitment; and

                   (d) the Company shall have paid all other fees and expenses payable by the Company pursuant to any written agreement in connection with this Amendment.


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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

ATTEST:                             FOSTER WHEELER LLC, as a Borrower
                                      By: Foreign Holdings Ltd., its sole member


By       /s/ John A. Doyle, Jr.       By       /s/ Steven Weinstein
   -----------------------------------   ---------------------------------------
   Name:  John A. Doyle, Jr.             Name:  Steven I. Weinstein
   Title: Assistant Secretary            Title: Vice President



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

                                      FOSTER WHEELER USA CORPORATION, as a
                                        Borrower


                                      By       /s/ Robert A. Koeckert
                                         ---------------------------------------
                                         Name:  Robert A. Koeckert
                                         Title: Treasurer


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

                                      FOSTER WHEELER ENERGY INTERNATIONAL, INC.,
                                         NOW KNOWN AS FOSTER WHEELER POWER
                                         GROUP, INC., as a Borrower


                                       By       /s/ Robert D. Iseman
                                          --------------------------------------
                                          Name:  Robert D. Iseman
                                          Title: Treasurer


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

                                      FOSTER WHEELER ENERGY CORPORATION, as a
                                        Borrower


                                       By       /s/ Robert A. Koeckert
                                          --------------------------------------
                                          Name:  Robert A. Koeckert
                                          Title: Treasurer


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

                                      FOSTER WHEELER US HOLDINGS, INC.,
                                        NOW KNOWN AS FOSTER WHEELER, INC.,
                                        as a Guarantor


                                      By       /s/ Robert D. Iseman
                                         ---------------------------------------
                                         Name:  Robert D. Iseman
                                         Title: Vice President & Treasurer


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

                                      FOSTER WHEELER INTERNATIONAL HOLDINGS,
                                        INC., as a Guarantor


                                      By       /s/ Robert D. Iseman
                                         ---------------------------------------
                                         Name:  Robert D. Iseman
                                         Title: Vice President & Treasurer


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

                                      FOREIGN HOLDINGS LTD., as a Guarantor


                                      By       /s/ Robert D. Iseman
                                         ---------------------------------------
                                         Name:  Robert D. Iseman
                                         Title: Treasurer


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

                                      FOSTER WHEELER LTD., as a Guarantor


                                      By       /s/ Robert D. Iseman
                                         ---------------------------------------
                                         Name:  Robert D. Iseman
                                         Title: Vice President & Treasurer


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

                                      BANK OF AMERICA, N.A., individually and as
                                        Administrative Agent, LC Issuer and
                                        Swingline Lender


                                      By       /s/ Fred A. Zagar
                                         ---------------------------------------
                                         Name:  Fred A. Zagar
                                         Title: Managing Director


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

                                      FIRST UNION NATIONAL BANK, individually
                                        and as Syndication Agent


                                      By       /s/ Ron R. Ferguson
                                         ---------------------------------------
                                         Name:  Ron R. Ferguson
                                         Title: Senior Vice President


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

                                      ABN AMRO BANK N.V., individually and as
                                        Documentation Agent


                                      By       /s/ Judith M. Bresnen
                                         ---------------------------------------
                                         Name:  Judith M. Bresnen
                                         Title: Group Vice President


                                      By       /s/ John M. Pastore
                                         ---------------------------------------
                                         Name:  John M. Pastore
                                         Title: Assistant Vice President


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

                                      TORONTO DOMINION (TEXAS), INC.


                                      By       /s/ Ann S. Slanis
                                         ---------------------------------------
                                         Name:  Ann S. Slanis
                                         Title: Vice President


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

                                      NATIONAL WESTMINSTER BANK PLC, NEW YORK
                                        BRANCH


                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:


                                      NATIONAL WESTMINSTER BANK PLC, NASSAU
                                        BRANCH


                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:


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

                                      THE BANK OF NOVA SCOTIA


                                      By       /s/ Brian S. Allen
                                         ---------------------------------------
                                         Name:  Brian S. Allen
                                         Title: Managing Director


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

                                      BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                      By       /s/ R. F. Kay
                                         ---------------------------------------
                                         Name:  R. F. Kay
                                         Title: Vice President


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

                                      CITIBANK, N.A.


                                      By       /s/ Michael C. Becker
                                         ---------------------------------------
                                         Name:  Michael C. Becker
                                         Title: Senior Vice President


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

                                      DEUTSCHE BANK AG NEW YORK BRANCH
                                        and/or CAYMAN ISLANDS BRANCH


                                      By      /s/ David G. Dickinson, Jr.
                                         ---------------------------------------
                                         Name:  David G. Dickinson, Jr.
                                         Title: Vice President


                                      By       /s/ Hans. C. Narberhaus
                                         ---------------------------------------
                                         Name:  Hans C. Narberhaus
                                         Title: Vice President


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

                                    BNP PARIBAS (successor by merger to Paribas)


                                      By       /s/ Barry Liu
                                         ---------------------------------------
                                         Name:  Barry Liu
                                         Title: Vice President


                                      By       /s/ Francis Ballard
                                         ---------------------------------------
                                         Name:  Francis Ballard
                                         Title: Director


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

                                      PNC BANK, NATIONAL ASSOCIATION


                                      By      /s/ Dennis F. Lennon
                                         ---------------------------------------
                                         Name:  Dennis F. Lennon
                                         Title: Vice President


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

                                      SOCIETE GENERALE, NEW YORK BRANCH


                                      By       /s/ Jose A. Moreno
                                         ---------------------------------------
                                         Name:  Jose A. Moreno
                                         Title: Director


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

                                      WELLINGTON PARTNERS LIMITED PARTNERSHIP


                                      By: Citadel Limited Partnership,
                                             Portfolio Manager
                                      By: GLB Partners, L.P., General Partner
                                      By: Citadel Investment Group, L.L.C.,
                                             General Partner


                                      By          /s/ Brad Couri
                                         ---------------------------------------
                                         Name:  Brad Couri
                                         Title: Senior Managing Director


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

                                      LIBERTYVIEW FUND LLC


                                      By       /s/ Steven S. Rogers
                                         ---------------------------------------
                                         Name:  Steven S. Rogers
                                         Title: Authorized Signatory


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

                                                                      SCHEDULE A



4th Quarter Charge 2001
Expected to result in a minimal net cash outlay


                                                   PRE-TAX          AFTER-TAX
                                                   -------          ---------
CONTRACT RELATED:                                      ($ in millions)
   HRSGs (6 major Contracts)                        $42.4              $27.5
   Clark Refinery Warranty                           11.1                7.2
   Receivables (20 Contracts)                        24.2               15.7
   Claims Reassessment                               37.0               24.1
RESTRUCTURING:
   Coli Termination                                  20.0               13.0
   Other Restructuring                               21.6               14.0
   Tax Valuation Allowance                                             155.9
                                                                      ------
                                                                      $257.4

FAS 142 (Goodwill) for $25.0 million will be applied in 1st quarter 2002